Summary Table - UPFC 2007-B Final Selected Pool

Aggregate Principal Balance	$ 268,817,204.56
Number of Automobile Loans	34,119
Average Principal Balance	$ 7,878.81
Range of Principal Balances	($500.00 to $29,996.97)
Weighted Average APR	22.68%
Range of APRs	(17.02% to 30.00%)
Weighted Average Remaining Term	46.73 months
Range of Remaining Terms	(2 months to 72 months)
Weighted Average Original Term	53.84 months
Range of Original Terms	(12 months to 72 months)
Percentage of Used Loans	99.65%
Percentage of New Loans	0.35%
Percentage of Simple Interest Loans	99.55%
Percentage of Precomputed Loans	0.45%

Distribution of the Automobile Loans by APR as of the Cut-Off Date
APR Range	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
17.001% - 18.000%	$16,876,762.23	6.28%	1,592	4.67%
18.001% - 19.000%	2,529,688.20	0.94%	322	0.94%
19.001% - 20.000%	1,923,882.64	0.72%	217	0.64%
20.001% - 21.000%	83,711,280.02	31.14%	10,052	29.46%
21.001% - 22.000%	9,821,230.83	3.65%	1,215	3.56%
22.001% - 23.000%	15,146.02	0.01%	3	0.01%
23.001% - 24.000%	110,944,570.37	41.27%	16,005	46.91%
24.001% - 25.000%	42,622,921.91	15.86%	4,662	13.66%
25.001% - 26.000%	96,099.37	0.04%	11	0.03%
26.001% - 27.000%	24,707.92	0.01%	3	0.01%
27.001% - 28.000%	11,906.66	0.00%	2	0.01%
28.001% - 29.000%	37,588.12	0.01%	5	0.01%
29.001% - 30.000%	201,420.27	0.07%	30	0.09%
Total:	$268,817,204.56	100.00%	34,119	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Geographic Location of the Obligor as of the Cut-Off Date

State	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
Texas	$41,524,100.65	15.45%	4,344	12.73%
Florida	21,268,529.22	7.91%	2,840	8.32%
New York	20,978,950.09	7.80%	2,890	8.47%
California	20,516,322.67	7.63%	2,998	8.79%
Georgia	12,917,107.04	4.81%	1,585	4.65%
North Carolina	10,979,898.23	4.08%	1,368	4.01%
Alabama	10,433,170.91	3.88%	1,292	3.79%
Tennessee	10,095,543.67	3.76%	1,203	3.53%
Arizona	10,040,691.44	3.74%	1,359	3.98%
Missouri	9,510,291.40	3.54%	1,184	3.47%
Michigan	9,163,056.71	3.41%	1075	3.15%
Ohio	8,650,392.62	3.22%	1263	3.70%
Colorado	7,982,455.43	2.97%	975	2.86%
Indiana	7,467,905.13	2.78%	957	2.80%
Washington	6,895,473.55	2.57%	926	2.71%
Pennsylvania	6,099,719.75	2.27%	739	2.17%
Massachusetts	5,973,486.63	2.22%	747	2.19%
Virginia	5,518,104.03	2.05%	876	2.57%
Illinois	5,168,144.20	1.92%	818	2.40%
Oklahoma	3,899,561.83	1.45%	410	1.20%
South Carolina	3,404,441.19	1.27%	355	1.04%
Minnesota	3,313,101.90	1.23%	366	1.07%
Oregon	3,278,294.07	1.22%	440	1.29%
Maryland	3,221,725.86	1.20%	492	1.44%
Kentucky	2,686,703.84	1.00%	390	1.14%
Mississippi	2,440,530.53	0.91%	243	0.71%
New Hampshire	2,353,408.28	0.88%	306	0.90%
Utah	2,220,407.61	0.83%	286	0.84%
Nevada	1,909,577.20	0.71%	239	0.70%
New Jersey	1,862,323.31	0.69%	289	0.85%
Iowa	1,448,839.89	0.54%	175	0.51%
Kansas	1,040,354.60	0.39%	131	0.38%
Other(2)	4,554,591.08	1.69%	558	1.64%
Total:	$268,817,204.56	100.00%	34,119	100.00%
(1) Percentages may not add up to 100.00% due to rounding.
(2) States with aggregate principal balances less than $1,000,000.

Distribution of the Automobile Loans by Current Principal Balance as of the Cut-Off Date

Current Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$0.00 - $1,000.00	$421,210.37	0.16%	544	1.59%
$1,000.01 - $2,000.00	2,493,251.68	0.93%	1651	4.84%
$2,000.01 - $3,000.00	4,630,861.95	1.72%	1854	5.43%
$3,000.01 - $4,000.00	6,900,075.00	2.57%	1968	5.77%
$4,000.01 - $5,000.00	10,287,271.45	3.83%	2285	6.70%
$5,000.01 - $6,000.00	13,586,948.00	5.05%	2,468	7.23%
$6,000.01 - $7,000.00	17,731,067.05	6.60%	2,719	7.97%
$7,000.01 - $8,000.00	25,735,198.27	9.57%	3,428	10.05%
$8,000.01 - $9,000.00	34,801,589.75	12.95%	4,092	11.99%
$9,000.01 - $10,000.00	36,582,490.13	13.61%	3,855	11.30%
$10,000.01 - $11,000.00	31,887,217.48	11.86%	3,048	8.93%
$11,000.01 - $12,000.00	22,518,263.04	8.38%	1,962	5.75%
$12,000.01 - $13,000.00	16,948,231.01	6.30%	1,359	3.98%
$13,000.01 - $14,000.00	12,472,482.61	4.64%	926	2.71%
$14,000.01 - $15,000.00	10,180,292.29	3.79%	703	2.06%
$15,000.01 and over	21,640,754.48	8.05%	1,257	3.68%
Total:	$268,817,204.56	100.00%	34,119	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Principal Balance as of the Cut-Off Date

Original Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$2,000.01 - $3,000.00	$108,161.35	0.04%	45	0.13%
$3,000.01 - $4,000.00	853,824.51	0.32%	264	0.77%
$4,000.01 - $5,000.00	3,019,642.24	1.12%	725	2.12%
$5,000.01 - $6,000.00	7,127,063.62	2.65%	1,409	4.13%
$6,000.01 - $7,000.00	13,254,731.06	4.93%	2,305	6.76%
$7,000.01 - $8,000.00	23,250,237.41	8.65%	3,672	10.76%
$8,000.01 - $9,000.00	35,128,962.49	13.07%	5,204	15.25%
$9,000.01 - $10,000.00	43,219,340.72	16.08%	6,106	17.90%
$10,000.01 - $11,000.00	40,389,332.97	15.02%	5,139	15.06%
$11,000.01 - $12,000.00	27,813,463.61	10.35%	3,125	9.16%
$12,000.01 - $13,000.00	21,060,050.11	7.83%	2,070	6.07%
$13,000.01 - $14,000.00	15,497,103.73	5.76%	1359	3.98%
$14,000.01 - $15,000.00	11,292,939.58	4.20%	908	2.66%
$15,000.01 and over	26,802,351.16	9.97%	1,788	5.24%
Total:	$268,817,204.56	100.00%	34,119	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Remaining Term as of the Cut-Off Date

Remaining Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1 - 12	$9,723,548.49	3.62%	4,518	13.24%
13 - 24	19,892,469.75	7.40%	4,292	12.58%
25 - 36	25,416,941.81	9.46%	4,165	12.21%
37 - 48	70,441,333.26	26.20%	8,480	24.85%
49 - 60	129,335,568.40	48.11%	11,785	34.54%
61 - 72	14,007,342.85	5.21%	879	2.58%
Total:	$268,817,204.56	100.00%	34,119	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Term as of the Cut-Off Date

Original Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1-12	$24,165.02	0.01%	6	0.02%
13 - 24	1,762,647.68	0.66%	461	1.35%
25 - 36	21,796,544.11	8.11%	3,707	10.86%
37 - 48	71,465,912.28	26.59%	10,229	29.98%
49 - 60	159,736,444.48	59.42%	18,835	55.20%
61 - 72	14,031,490.99	5.22%	881	2.58%
Total:	$268,817,204.56	100.00%	34,119	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Model Year as of the Cut-Off Date

Model Year	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
2008	$159,870.79	0.06%	9	0.03%
2007	4,372,427.98	1.63%	285	0.84%
2006	8,942,858.59	3.33%	685	2.01%
2005	20,547,726.51	7.64%	1,787	5.24%
2004	28,976,539.26	10.78%	2,736	8.02%
2003	36,230,478.50	13.48%	3,775	11.06%
2002	43,379,389.62	16.14%	5,108	14.97%
2001	40,505,955.37	15.07%	5,436	15.93%
2000	36,103,399.96	13.43%	5,424	15.90%
1999	24,655,014.55	9.17%	4,004	11.74%
1998	12,544,490.26	4.67%	2343	6.87%
1997 and Prior	12,399,053.17	4.61%	2,527	7.41%
Total:	$268,817,204.56	100.00%	34,119	100.00%
(1) Percentages may not add up to 100.00% due to rounding.